DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this annual report on the Dreyfus Institutional Preferred Money Market Fund for the period since inception, June 11, 1997 through March 31, 1998. Your Fund produced an annualized yield of 5.65% and, after taking into account the effect of compounding, the annualized effective yield was 5.79%.*
      We would like to point out that as a precautionary measure, we reduced sharply the Fund's Japanese holdings, in view of the problems affecting the Japanese economy. Recognizing that the ultimate goal of the Fund is principal preservation, we aggressively monitor the credit quality of each security in order that we can provide for liquidity as is needed in a money market fund. Economic Review
      Prompted by the ongoing Asian crisis, a shift to a moderate economy may have started this spring, ending nearly two years of above-trend growth. Accompanying this potential slowdown, however, has been the continued tightness in the labor market, raising concerns that some wage inflation will inevitably follow. This mix in the economy has kept Federal Reserve Board (the "Fed") policy in a neutral stance in recent months, with equal concern expressed between rising wage inflation and slowing growth. In turn, stable short-term rates have thwarted the market's attempts to reduce long-term rates. Meanwhile, a moderate economy without pricing power has threatened to curb corporate revenue growth this year. Rising costs already have begun to squeeze corporate profit margins in some sectors.
      The industrial sector appears to be leading the economic slowdown, as evidenced by weak orders for exports and capital goods, and cutbacks in automobile production. Manufacturers are bearing the brunt of Asia's economic turmoil, the strong dollar, and pricing constraints due to import competition. The household sector, which benefits from these factors, has enjoyed strong purchasing power that has fueled a boom in housing demand and consumer spending. This mix has kept the labor market quite tight, exerting upward pressure on wages, especially in the service sector.
      The Fed abandoned its bias towards tighter monetary policy earlier this year. However, by keeping short-term interest rates stable, the Fed has effectively created a floor for longer-term rates. Demand for U.S. Treasury bonds has periodically increased this year as investors sought refuge in higher quality instruments while the Treasury Department's decreased borrowing needs due to a Federal budget surplus has curtailed the new supply of bonds. The Fed's neutral stance has had the effect of keeping interest rates within a narrow trading range.
      As for corporate profits, a very mixed picture has begun to emerge. The risk to this year's overall profit growth, and consequently to the total economy, is that slower economic growth may coexist for some time with rising cost pressures.
Market Environment
      Money market rates have remained within a narrow trading range. With the Fed apparently content to leave the Federal Funds rate unchanged, market participants have watched two opposing economic forces -- an Asian crisis-spurred slowdown versus wage inflation caused by tight labor markets -- for clues as to future policy directives. To date, neither the trade-related slowdown due to the financial problems in Asia nor the traditional late business-cycle inflation upturn has occurred. Until the effects of the competing economic currents become clear, we expect short-term rates to remain in their narrow range.
      In March 1997, when the Fed raised short-term rates by a quarter point, the market began to expect a series of tightenings, and rates reflected those expectations. As the year progressed, the chief influences on rates continued to be labor market tightness and corporate productivity. As economic growth continued without rising inflation, the market began to speak of a "new paradigm" of growth without inflation due to technological advances.

      In one speech, Fed Chairman Alan Greenspan appeared to support the validity of the new paradigm, only to clarify his position at a later date, saying that he was not an adherent to this new school of thought. As a result, interest rates at first fell, then rose as the Fed Chairman's position was clarified.
      Indeed, until the economic fallout in Asia, the money market was expecting a move by the Fed to raise interest rates. Given the current market environment, it is unclear what the next move by the Fed might be.
Portfolio Focus
      With so many cross-currents at work in the money market, we have generally tried to maintain longer maturities, a strategy which we feel has been beneficial to the Fund. Our focus is to maintain that posture as long as it corresponds with market conditions, while bearing in mind that a change in Fed policy or external conditions affecting the market could require a different approach. Of course, we will continue to monitor these market forces on a constant basis, alert for any changes in the prevailing environment.
                              Very truly yours,

                          [Patricia A. Larkin signature logo]

                                  Patricia A. Larkin
                                  Senior Portfolio Manager

April 17, 1998
New York, N.Y.
*Annualized effective yield is based on dividends declared daily and reinvested monthly.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                 MARCH 31, 1998
                                                                                                    Principal
Negotiable Bank Certificates of Deposit-25.0%                                                         Amount          Value
                                                                                                     __________   __________
Abbey National Treasury Service (Yankee)
  5.72%,1/27/99.............................................................                   $     25,000,000  $ 25,000,000
Bankers Trust Co.
  5.70%, 7/21/98 (a)........................................................                         25,000,000    24,997,035
  6.01%, 8/28/98............................................................                          5,000,000     4,999,220
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
  5.85%, 4/27/98............................................................                          8,000,000     8,000,000
Canadian Imperial Bank of Commerce (Yankee)
  5.52%, 4/9/98.............................................................                         15,000,000    14,999,983
Credit Agricole Indosuez S.A. (Yankee)
  5.50%, 1/14/99............................................................                         10,000,000    10,000,000
Deutsche Bank AG (Yankee)
  5.70%, 3/22/99............................................................                         30,000,000    29,984,622
Industrial Bank of Japan, Ltd. (Yankee)
  5.81%, 4/27/98............................................................                          5,000,000     5,000,000
Morgan Guaranty Trust Co.
  5.52%, 6/16/98............................................................                         16,500,000    16,507,635
Morgan Guaranty Trust Co. (London)
  5.70%, 6/17/98............................................................                         10,000,000    10,001,778
National Westminster Bank PLC (Yankee)
  6.00%, 6/26/98............................................................                         20,000,000    19,997,298
Royal Bank of Canada
  5.61%, 2/23/99............................................................                         50,000,000    49,971,648
Societe Generale (Yankee)
  5.56%-6.00%, 4/15/98-1/7/99...............................................                         54,500,000    54,508,146
SwedBank (Yankee)
  5.57%-5.79%, 4/10/98-10/5/98..............................................                         55,000,000    55,000,000
Westdeutsche Landesbank (London)
  5.82%-5.84%, 8/3/98-8/18/98...............................................                         20,000,000    20,003,010
Westdeutsche Landesbank (Yankee)
  5.53%, 4/13/98............................................................                         25,000,000    25,000,000
                                                                                                                  ___________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $373,970,375).......................................................                                  $   373,970,375
                                                                                                                  ===========
Commercial Paper-41.6%
Abbey National North America
  5.68%, 4/27/98............................................................                   $     10,000,000  $  9,960,134
Bankers Trust N.Y. Corp.
  5.57%, 10/23/98...........................................................                         30,000,000    29,086,042
Den Norske Bank ASA
  5.53%, 8/10/98............................................................                         25,000,000    24,510,570

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    MARCH 31, 1998
                                                                                                   Principal
Commercial Paper (continued)                                                                         Amount          Value
                                                                                                   ____________   ___________
Donaldson Lufkin & Jenrette Inc.
  5.60%, 5/4/98.............................................................                   $     25,000,000  $ 24,873,500
Dupont (E.I.) De Nemours & Co.
  5.53%, 4/9/98.............................................................                         25,000,000    24,969,722
General Electric Capital Corp.
  5.57%-5.60%, 4/24/98-9/4/98...............................................                         65,000,000    64,472,028
General Electric Capital Services Inc.
  5.60%, 9/4/98.............................................................                         15,000,000    14,649,000
General Motors Acceptance Corp.
  5.51%-5.74%, 4/30/98-5/20/98..............................................                         70,000,000    69,547,683
Hertz Corp.
  5.57%, 4/24/98............................................................                          9,280,000     9,247,154
Internationale Nederlanden (U.S.) Funding Corp.
  5.56%-5.69%, 4/14/98-4/24/98..............................................                         59,050,000    58,855,242
Lehman Brothers Holdings, Inc.
  5.92%, 8/14/98............................................................                         45,000,000    44,043,188
Merrill Lynch & Co. Inc.
  5.52%-5.79%, 6/12/98-7/28/98..............................................                         40,000,000    39,361,933
Nordbanken N.A. Inc.
  5.49%, 5/14/98............................................................                         50,000,000    49,678,097
Paine Webber Group Inc.
  5.66%, 6/8/98.............................................................                         20,000,000    19,790,333
Prudential Funding Corp.
  6.05%, 4/1/98.............................................................                         25,000,000    25,000,000
Salomon Smith Barney Holdings Inc.
  5.52%, 8/3/98.............................................................                         25,000,000    24,537,583
Spintab AB
  5.55%-5.87%, 4/14/98-6/11/98..............................................                         75,000,000    74,509,315
Svenska Handelsbanken Inc.
  5.71%, 4/27/98............................................................                         15,000,000    14,939,875
                                                                                                              _______________
TOTAL COMMERCIAL PAPER
  (cost $622,031,399).......................................................                                  $   622,031,399
                                                                                                              ===============
Corporate Notes-18.7%
Bankers Trust Co.
  5.70%, 1/8/99 (a).........................................................                   $     10,000,000  $  9,998,493
BankBoston N.A.
  5.66%, 1/11/99 (a)........................................................                         40,000,000    39,988,000
Bear Stearns Companies Inc.
  5.68%, 6/24/98 (a)........................................................                         15,000,000    15,000,000
CIT Group Holdings, Inc.
  5.67%, 1/12/99 (a)........................................................                         50,000,000    49,988,650

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       MARCH 31, 1998
                                                                                                     Principal
Corporate Notes (continued)                                                                            Amount          Value
                                                                                                     __________    __________
Lehman Brothers Holdings, Inc.
  5.71%, 3/22/99 (a)........................................................                   $     25,000,000  $ 25,000,000
Merrill Lynch & Co. Inc.
  5.68%, 6/26/98 (a)........................................................                         20,000,000    20,000,000
PHH Corp.
  5.68%-5.69%, 5/26/98-8/4/98 (a)...........................................                         40,000,000    40,000,000
Paine Webber Group Inc.
  5.63%, 6/15/98............................................................                          5,000,000     5,004,955
  5.77%-5.79%, 7/20/98-1/4/99 (a)...........................................                         35,000,000    35,000,000
Salomon Smith Barney Holdings Inc.
  5.84%-5.85%, 7/20/98-8/4/98 (a)...........................................                         40,000,000    40,000,000
                                                                                                              _______________
TOTAL CORPORATE NOTES
  (cost $279,980,098).......................................................                                  $   279,980,098
                                                                                                              ===============
Promissory Notes-4.5%
Goldman Sachs Group L.P.
  5.60%-5.87%, 4/24/98-10/19/98 (b,c)
  (cost $67,000,000)........................................................                   $     67,000,000  $ 67,000,000
                                                                                                                  ===========
Short-Term Bank Notes-4.0%
BankBoston N.A.
  5.68%, 7/23/98 (a)........................................................                   $     20,000,000  $ 19,996,995
Comerica Bank
  6%, 6/24/98...............................................................                         15,000,000    14,997,690
Morgan Guaranty Trust Co.
  5.84%, 8/31/98............................................................                         15,000,000    15,003,604
PNC Bank NA
  5.67%, 9/2/98 (a).........................................................                         10,000,000     9,997,141
                                                                                                              _______________
TOTAL SHORT-TERM BANK NOTES
  (cost $59,995,430)........................................................                                 $     59,995,430
                                                                                                              ===============
Time Deposits-5.4%
Berliner Handels-und Frankforter Bank (Grand Cayman)
  5.95%, 4/1/98.............................................................                   $     46,095,000  $ 46,095,000
Republic National Bank of New York (London)
  5.38%, 4/1/98.............................................................                         35,400,000    35,400,000
                                                                                                              _______________
TOTAL TIME DEPOSITS
  (cost $81,495,000)........................................................                                 $     81,495,000
                                                                                                              ===============
TOTAL INVESTMENTS
  (cost $1,484,472,302).............................................                 99.2%                     $1,484,472,302
                                                                                   =======                    ===============
CASH AND RECEIVABLES (NET)..........................................                   .8%                   $     12,154,021
                                                                                   =======                    ===============
NET ASSETS..........................................................                100.0%                     $1,496,626,323
                                                                                   =======                    ===============

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND

Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b) These notes were acquired for investment, and not with the intent to distribute or sell.
    (c) Security restricted as to public resale. This security was acquired from 9/17/97-3/25/98 at a cost of par value. At March 31, 1998, the aggregate value of this security was $67,000,000 representing approximately 4.5% of net assets and is valued at amortized cost.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                        MARCH 31, 1998
                                                                                                  Cost           Value
                                                                                            _______________  _______________
ASSETS:                          Investments in securities-See Statement of Investments      $1,484,472,302   $1,484,472,302
                                 Cash..................................................                              474,871
                                 Interest receivable...................................                           11,791,460
                                                                                                             _______________
                                                                                                               1,496,738,633
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates.........                              112,310
                                                                                                             _______________
NET ASSETS.............................................................................                       $1,496,626,323
                                                                                                             ===============
REPRESENTED BY:                  Paid-in capital.......................................                       $1,496,629,115
                                 Accumulated net realized gain (loss) on investments...                               (2,792)
                                                                                                             _______________
NET ASSETS.............................................................................                       $1,496,626,323
                                                                                                             ===============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                   1,496,629,115
NET ASSET VALUE, offering and redemption price per share....................                                           $1.00
                                                                                                                       =====
STATEMENT OF OPERATIONS
FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                     $48,982,587
EXPENSES                         Management Fee-Note 2(a)...................                                         853,116
                                                                                                                ____________
INVESTMENT INCOME-NET.......................................................                                      48,129,471
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                          (2,792)
                                                                                                                ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $48,126,679
                                                                                                             ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998
OPERATIONS:
  Investment income-net....................................................                                $      48,129,471
  Net realized gain (loss) on investments..................................                                           (2,792)
                                                                                                             _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                                       48,126,679
                                                                                                             _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                                      (48,129,471)
                                                                                                             _______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold............................................                                    5,663,121,791
  Dividends reinvested.....................................................                                       47,609,227
  Cost of shares redeemed..................................................                                   (4,214,201,903)
                                                                                                             _______________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                                    1,496,529,115
                                                                                                             _______________
      Total Increase (Decrease) in Net Assets..............................                                    1,496,526,323
NET ASSETS:
  Beginning of period......................................................                                          100,000
                                                                                                             _______________
  End of period............................................................                                  $ 1,496,626,323
                                                                                                             ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from June 11, 1997
(commencement of operations) to March 31, 1998. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
  Net asset value, beginning of period...........................................................              $  1.00
                                                                                                                ______
  Investment Operations:
  Investment income-net..........................................................................                  .046
                                                                                                                ______
  Distributions:
  Dividends from investment income-net............................................................                (.046)
                                                                                                                ______
  Net asset value, end of period..................................................................              $  1.00
                                                                                                                 ======
TOTAL INVESTMENT RETURN...........................................................................                 5.76%*
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................................................                  .10%*
  Ratio of net investment income to average net assets............................................                 5.64%*
  Net assets, end of period (000's Omitted).......................................................           $1,496,626
*    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Preferred Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $57 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through March 31, 1998, which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .10 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the Fund's expenses except the management fee.
    The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    (b) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Institutional Preferred Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Preferred Money Market Fund, including the statement of investments, as of March 31, 1998, and the related statements of operations and changes in net assets, and financial highlights for the period from June 11, 1997 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Preferred Money Market Fund at March 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 11, 1997 to March 31, 1998, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
April 30, 1998


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL PREFERRED
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            194AR983
Registration Mark
[Dreyfus logo]
Institutional
Preferred Money
Market Fund
Annual Report
March 31, 1998